Exhibit 99.1

INTAC Announces Refocusing of Business Strategy

HONG KONG, November 23, 2005 /PRNewswire-FirstCall/ — On November 22, 2005, INTAC International, Inc. (Nasdaq: INTN; FSE: WKN 805768) (the “Company”) a leading provider of integrated educational and career development services in China, today announced that it has refocused and simplified its strategic approach to providing top-class integrated mobile telecommunications/internet services to China’s education market.  The refocused strategy aims at combining INTAC’s comprehensive understanding of China’s mobile telecommunications/internet industry, as well as its established cooperation with Mobile Network Operators (“MNOs”), with its unique long-term relationship with the Ministry of Education (“MOE”) and its strong presence in the education market, to achieve its ultimate goal of becoming China’s dominant mobile telecommunications/internet education services provider.

Under the refocused business strategy, INTAC will continue to operate in two (2) business segments — the Career Development And Training Services Segment and the Distribution/Telecommunications Segment. Under the Career Development And Training Services Segment, there will be three (3) business units, including the Intac Mobile Telecommunications Institute (“IMTI”), the Management Software Business Unit, and the Database Management Business Unit. The Distribution/Telecommunications Segment will be focused on INTAC’s traditional business of distributing premium brand wireless handsets, together with a new business recently developed with Primus Telecommunications Ltd. (“Primus”), a global telecommunications services provider (Nasdaq: PRTL), in the distribution of its Global Prepaid Calling Cards in China.

Career Development And Training Services Segment

Intac Mobile Telecommunications Institute (IMTI). Striving to become the leading mobile telecommunications technology training company in China, IMTI plans to launch its Mobile Telecommunications Software Engineering (“MTSE”) training program.  The program is focused on offering 3G-related technology training to IT professionals seeking a career with the mobile telecommunications industry or seeking to expand their existing expertise with new courses being developed in the future to reflect technology advancement.

Education Management Software Business Unit. This business unit targets providing education management software to China’s education institutes.  With an established nationwide market presence and sales network in the education market, the unit also provides great potential for cross-selling of INTAC’s other products and services.

Database Management Business Unit.  INTAC is authorized by the MOE to collect student profiles from elementary and middle schools, colleges and universities nationwide and organize this myriad of information into a useful database.  The Company also collects and maintains personal data of working professionals.  This database is used by INTAC’S business unit to provide a one-stop marketing solution to a wide range of businesses with products and services tailored to the specific needs of the education market.

Currently, INTAC offers more than 50 various telecom value-added services, including Wireless Application Protocol (“WAP”) surfing, Interactive Voice Responses (“IVR”) and Short Messaging Services (“SMS”), with China’s major telecommunications network operators — China Mobile, China Unicom and China Netcom.  All of the services are targeted at the education community.  In addition, INTAC also operates two on-line portals, the PHRBank.com offering integrated career development services and the Joyba.com offering lifestyle and social activity information to students and young professionals.  These will all be integrated into the Database Management Business Unit.

Distribution/Telecommunications Segment

INTAC’s distribution of premium brand wireless handsets, although de-emphasized, continues to generate substantial revenues.  Strategically, this business provides a direct channel to reach the terminal users of INTAC’s value-added telecom services and allows the Company to leverage its deep understanding of customer needs, specifically in the education market, to provide additional value to MNOs and mobile phone manufacturers.

INTAC recently began cooperating with Primus Telecommunications Ltd. (“Primus”), a global telecommunications services provider (Nasdaq: PRTL) with a particular strength in Voice-over-IP (VoIP) services and products, as well as billing capability across various voice and data services.  The first product launched under this relationship is the Primus Global Prepaid Calling Card, an IP calling card that provides access to over 50 countries worldwide.  The distribution of the card is primarily targeted on the overseas Chinese student community and their families in China.  INTAC is working closely with Primus to explore further opportunities in offering more diverse telecom value-added services to the education market.

Wei Zou, Chairman and CEO of INTAC said, “We believe that this strategy will allow us to better utilize our strategic resources and enhance our strengths in the telecom/internet industry and the education industry, which are both very promising, and therefore will help us to achieve strong growth in the near future.”

About INTAC International, Inc.

INTAC International, Inc. is a leading provider of a full range of integrated educational and career development services as well as management software products for educational institutions in China. INTAC International is also engaged in the distribution of premium brand wireless handset products distribution business.

Forward-Looking Statements

This press release contains certain “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements expressed or implied by such forward-looking statements to differ materially from those projected or implied. Factors that could cause or contribute to such differences include, among other things: the ability to establish and attract trainees for a 3G training program; our ability to compete in the prepaid calling card market, in which we have not previously participated; changes in general business conditions; the impact of competition in our industry, especially in the Asia-Pacific Rim; the added expense structure assumed by us as a U.S. public company; political and economic events and conditions in jurisdictions in which we operate; Internet laws and regulations of the government of The People’s Republic of China, or the PRC, that are unclear and may change in the near future; regulation and censorship of information distribution in China which may adversely affect our business; political and economic policies of the PRC; the risk of the loss of the agreements, or the exclusivity terms, with the PRC’s Education Management Information Center; the high cost of Internet access that may limit the growth of the Internet in China and impede our growth; advertising and e-commerce customers that have only limited experience using the Internet for advertising or commerce purposes; the acceptance of the Internet as a commerce platform in China which depends on the resolution of problems relating to fulfilment and electronic payment; concerns about security of e-commerce transactions and confidentiality of information on the Internet that may increase our costs, reduce the use of our Internet portal and impede our growth; our network operations that may be vulnerable to hacking, viruses and other disruptions, which may make our products and services less attractive and reliable; changes in interest rates, foreign currency fluctuations and capital market conditions; and other factors including those detailed under the heading “Risk Factors” and elsewhere in the INTAC’s annual report on Form 10-K for the fiscal year ended December 31, 2004 and quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2005, as filed with the Securities and Exchange Commission.  We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new information, future events or otherwise. INTAC undertakes no obligation to update any forward-looking statements made in this media release.

For further information, please contact:

Lesley Zhang

Investor Relations Director

Tel: (8610) 83914053

MP: (86) 13910406802

Email: yan_zhang@intactpurun.com.

Internet: http://www.intac-international.com